Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
April 30, 1998

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.8375%


Excess Protection Level
   3 Month Average  5.98%
      April, 1998  6.07%
      March, 1998  6.31%
      February, 1998  5.55%



Cash Yield                                              19.14%


Investor Charge Offs                                    5.22%


Base Rate                                               7.84%


Over 35 Day Delinquency                                 5.58%


Seller's Interest                                       23.91%


Total Payment Rate                                      10.35%


Total Principal Balance                                $4,906,345,724.47


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,173,012,391.17